                                                                    Exhibit 24.1


                             AMERISERV FOOD COMPANY

                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being all of the directors of AmeriServ Food Company, a Delaware corporation (the "Corporation"), do hereby consent without a Board of Directors' meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of the resolutions attached hereto.


Dated as of the 15th day of October, 1997.


                                                   /s/ John V. Holten
                                              -------------------------------
                                                   John V. Holten



                                                   /s/ Daniel W. Crippen
                                              -------------------------------
                                                   Daniel W. Crippen



                                                   /s/John R. Evans
                                              -------------------------------
                                                   John R. Evans



                                                   /s/ Gunnar Klintberg
                                              -------------------------------
                                                   Gunnar Klintberg



                                                   /s/ Raymond E. Marshall
                                              -------------------------------
                                                   Raymond E. Marshall

                           DELTA TRANSPORTATION, LTD.


                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being the sole director of Delta Transportation, Ltd., a Wisconsin corporation (the "Corporation"), does hereby consent without a Board of Directors' meeting, pursuant to Section 180.0821 of the Wisconsin Business Corporation Law, to the adoption of the following resolutions:

Dated as of the 15th day of October, 1997.


                                                /s/ Raymond E. Marshall
                                              -------------------------------
                                               Raymond E. Marshall

                            THE HARRY H. POST COMPANY


                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being all of the directors of The Harry H. Post Company, a Colorado corporation (the "Corporation"), do hereby consent without a Board of Directors' meeting, pursuant to Section 7-108-202 of the Colorado Business Corporation Act, to the adoption of the following resolutions:

Dated as of the 15th day of October, 1997.


                                                /s/ Raymond E. Marshall
                                              -------------------------------
                                               Raymond E. Marshall



                                                  /s/ Daniel W. Crippen
                                              -------------------------------
                                                  Daniel W. Crippen



                                                    /s/John R. Evans
                                              -------------------------------
                                                    John R. Evans



                                                    /s/ Gunnar Klintberg
                                              -------------------------------
                                                    Gunnar Klintberg



                                                    /s/ A. Petter Ostberg
                                              -------------------------------
                                                    A. Petter Ostberg

                        CHICAGO CONSOLIDATED CORPORATION


                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being the sole director of Chicago Consolidated Corporation, an Illinois corporation (the "Corporation"), does hereby consent without a Board of Directors' meeting, pursuant to Section 5/8.45 of the Illinois Business Corporation Act of 1983, to the adoption of the following resolutions:

Dated as of the 15th day of October, 1997.


                                                /s/ Raymond E. Marshall
                                              -------------------------------
                                               Raymond E. Marshall

                    NORTHLAND TRANSPORTATION, SERVICES, INC.

                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being the sole director of Northland
Transportation, Services, Inc., a Nebraska corporation (the "Corporation"), does hereby consent without a Board of Directors' meeting, pursuant to Section 21-2090 of the Nebraska Business Corporation Act (the "NBCA"), to the adoption of the resolutions attached hereto.


Dated as of the 15th day of October, 1997.


                                                /s/ Raymond E. Marshall
                                              -------------------------------
                                                 Raymond E. Marshall

                         AMERISERVE TRANSPORTATION, INC.

                         CONSENT OF DIRECTORS IN LIEU OF
                           BOARD OF DIRECTORS' MEETING


            The undersigned, being the sole director of AmeriServe Transportation, Inc., a Nebraska corporation (the "Corporation"), does hereby consent without a Board of Directors' meeting, pursuant to Section 21-2090 of the Nebraska Business Corporation Act (the "NBCA"), to the adoption of the resolutions attached hereto.


Dated as of the 15th day of October, 1997.


                                                /s/ Raymond E. Marshall
                                              -------------------------------
                                                 Raymond E. Marshall

Power of Attorney

            RESOLVED, that each of the officers and directors who may be required to execute the Registration Statement (whether on behalf of the Corporation or as an officer or director thereof or by attesting the seal of the Corporation or otherwise) be, and each of them individually hereby is, authorized to execute and deliver a power of attorney appointing Donald J. Rogers and Raymond E. Marshall, and each of them, his true and lawful attorneys and agents, to execute in his name, place and stead (in any capacity) the Registration Statement and any and all amendments (including post-effective amendments) and supplements to the Registration Statement relating to the Notes and/or the Exchange Notes and any other instruments, contracts, documents or writing necessary or appropriate in connection therewith, to attest the seal of the Corporation thereon, and to file the same with the SEC, granting to said attorneys and agents, and each of them, the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever which may be necessary or desirable as set forth in such Registration Statement, and to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate.